UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                September 8, 2004
                          ____________________________

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


                   000-50421                                    06-1672840
           (Commission File Number)                 (IRS Employer Identification
                                                                   No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Securities Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
       Securities Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
       Securities Act (17 CFR 240.13e-2(c))

Item 2.02  Results of Operations and Financial Condition.

     On September 8, 2004, the Company issued a press release to clarify and provide supplemental information regarding its earnings release for the quarter ended July 31, 2004. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1      Press Release, dated September 8, 2004

     All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONN'S, INC.


Date:  September 9, 2004        By:    /s/ C. William Frank
                                       -----------------------------------------
                                       C. William Frank
                                       Executive Vice President and Chief
                                       Financial Officer

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

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release, dated September 8, 2004


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